For Growth of Capital

DELAWARE GROUP
Trend Fund


(VARIOUS PHOTOS DEMONSTRATING SERVICE
AND GUIDANCE, PROFESSIONAL MANAGEMENT AND GOALS)



service and guidance

professional management

goals


1997
Annual
Report



DELAWARE
GROUP
--------

(PHOTO OF GLASSES, PEN AND KEYBOARD)


A Commitment
To Our
Investors

The Delaware Group's investment tradition dates back to 1929. We have a long and distinguished history of helping individuals and institutions including some of America's largest pension funds reach their financial goals.
        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, Delaware Group's first mutual fund was established in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Group offers a full range of mutual funds. We also manage annuity investments and closed-end funds, and offer retirement plan services for individuals and businesses.
        Delaware manages more than $38 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial services and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $115 billion in assets.

growth of capital

A TRADITION OF SOUND INVESTING

Trend Fund Objective

To provide long-term capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.



(PHOTO OF ILLUSTRATION FROM GROWTH OF CAPITAL BROCHURE)


commitment
professional management

professional management

More Than 68 Years Of Investment Experience has taught us that disciplined strategies and prudent risk management are a sound approach to any market environment.

goals

goals

Whatever Your Goals, the years ahead will be shaped by choices you make today. Delaware offers many options that can be an appropriate part of a sound investment plan.

service and guidance

service and guidance

Delaware Believes That The Guidance of a professional financial adviser is vital to your long-term success. We are committed to providing you and your adviser with the highest quality information and service.

(VARIOUS PHOTOS DEMONSTRATING SERVICE
AND GUIDANCE, PROFESSIONAL MANAGEMENT AND GOALS)

AUGUST 8, 1997


(PHOTO OF WAYNE A. STORK, CHAIRMAN)


Dear Shareholder:
Fiscal 1997 was a disappointing year for most small company stocks.
        Trend Fund had a +1.67% total return (based on Class A shares with capital gains and dividends reinvested at net asset value) for the 12 months ended June 30, 1997, a period when larger company stocks soared to new heights.
        Trend Fund did not perform well for most of the year. Your Fund faced substantial challenges to preserve capital amid an increase in market volatility in July 1996 and March 1997. Since the spring, however, the Fund's results have been positive as well as competitive with mutual funds that have similar objectives.
        During the past fiscal year, your Fund's portfolio management team has:
                  * enhanced its depth of experience by adding two veteran analysts - John A. Heffern and Marshall T. Bassett;
                  * reaffirmed its commitment to fundamental research and face-to-face meetings with executives;
                  * trimmed the number of holdings to concentrate on what the team believes are the most promising small companies; and,
                  * tightened stock selection criteria to focus on stocks with a relatively high level of liquidity.
         Partly as a result of this refocusing process under a new leadership team, Trend Fund distributed a $1.26 per share long-term capital gain to shareholders of record as of July 30, 1997. Since July 1996, management sold positions in many small companies that had served the Fund well in the past but appeared to have only modest potential for further capital appreciation.
        We expect our efforts will take time to bear fruit. Because short-run setbacks are inevitable, any investment in an aggressive growth mutual fund should be viewed as a long-term commitment for at least five to seven years. Investment success requires patience, even when the going gets tough.



Trend Fund's management team has taken a hard look at the Fund's holdings and reaffirmed its commitment to fundamental research.


1                   1997 annual report

Average Annual Total Return
                                             July 1, 1996        July 1, 1992
                                           to June 30, 1997    to June 30, 1997
-------------------------------------------------------------------------------
Trend Fund A Class                              +1.67%             +18.45%
-------------------------------------------------------------------------------
NASDAQ Industrial Index                         +7.01%             +14.46%
Russell 2000 Growth Index                       +4.53%             +15.12%
-------------------------------------------------------------------------------
Lipper Capital Appreciation Fund Average       +14.44%             +15.94%

All performance quoted above assumes reinvestment of dividends and capital gains. Trend Fund and Lipper Capital Appreciation Fund Average results are at net asset value without effect of sales charges. Performance for all Fund classes can be found on page 9. The Lipper Average consisted of 203 and 77 funds, respectively, for the 12 months and five years ended June 30, 1997.



        The returns of aggressive growth funds are generally volatile, offering potentially greater rewards for investors who are prepared to accept a higher level of risk. For long-term investors, market volatility can provide opportunity, and market history since the 1920s teaches us that small company stocks have, over the long haul, been one of the best performing asset classes. Although we can't offer any guarantees, we have every reason to believe this historical trend remains intact. We will strive to continue your Fund's long-term record of success, as shown above and on page 9.
        On behalf of Delaware Group, I wish to thank you for your continuing confidence in Trend Fund as it enters its 30th year.


Sincerely,



/s/ Wayne A. Stork
----------------------------------------------
Wayne A. Stork
Chairman, President and Chief Executive Officer




research & discipline


                               1997 annual report                             2

Introducing Your Fund's Portfolio Managers



Trend Fund's portfolio management team
is led by Gerald S. Frey (seated at center).
He is assisted by (clockwise) John A. Heffern,
Marshall T. Bassett, Judy Finger,
William H. Miller and Lori P. Wachs.

Trend Fund's portfolio management team

Team                                                                   Area of                    Years of
Member                     Previous Position                           Expertise                  Experience
------                     -----------------                           ---------                  ----------
Gerald S. Frey             Senior Director,
                           Morgan Grenfell Capital Management          Technology Stocks                17
                           ---------------------------------------------------------------------------------
Marshall T. Bassett        Vice President, Morgan Stanley
                           Emerging Growth Group                       Business Services Stocks         11
                           ---------------------------------------------------------------------------------
John A. Heffern            Senior Vice President, NatWest Securities   Financial Stocks                  9
                           ---------------------------------------------------------------------------------
Judy Finger                Analyst, Fred Alger Management              Health Care Stocks                8
                           ---------------------------------------------------------------------------------
William H. Miller          Analyst, Janney Montgomery Scott            Technology Stocks                14
                           ---------------------------------------------------------------------------------
Lori P. Wachs              Equity-risk arbitrage, Goldman Sachs        Consumer/Retail Stocks            7




Performance Review
Our Team Approach

After several years of providing strong results, your Fund underperformed both its benchmark and its peers in 1997. Market volatility increased and small cap stocks were out of favor. We nevertheless enjoyed considerable success with some of our business services stocks.
        During fiscal 1997, amid an increase in market volatility, we repositioned the portfolio and made operational adjustments that I believe have built a firm foundation for your Fund's long-term future. By expanding our portfolio management team, we reinforced our stock analysis capabilities.
        Trend Fund had taken a team approach toward emerging growth stock selection well before my predecessor, Edward N. Antoian, left in March. Lori
P. Wachs has been assisting in the selection of consumer stocks for the Fund since 1992 while William H. Miller and Judy Finger joined the team in June 1995.


3                   1997 annual report

Portfolio Highlights
and Sector Diversification

June 30, 1997


Leisure & Lodging                       9.4%
Computers & Electronics                20.9%
Telecommunications                      4.3%
Other Capital Goods                     6.8%
Other Consumer Goods & Services        13.5%
Retailing & Apparel                    10.6%
Energy & Utilities                      4.5%
Media                                   5.9%
Cash                                    8.6%
Healthcare                             12.9%
Financial/Real Estate                   2.6%



-------------------------------------------------------------------------------


                                                Percent of Net Assets
                                         June 30, 1996          June 30, 1997
-------------------------------------------------------------------------------
Market Value of Companies*
    Less than $250 million                   44.8%                  24.9%
    $250 million to $1.5 billion             44.9%                  57.6%
    Greater than $1.5 billion                10.3%                  17.5%
Number of Stocks                               163                    116
Median Market Capitalization              $295 million           $371 million
Median Stock
    Price-To-Earnings Ratio**                  18x                    21x
Beta***                                       0.95                   0.98

  *   Percent of net assets
 ** Based on a consensus of analysts' earnings estimates for fiscal 1998 as reported by William O' Neil & Co., an investment research firm.
*** A measure of volatility relative to the S&P 500 Index based on monthly returns for the past three years. Beta of the S&P 500 Index equals 1.0.


        This past spring, we enhanced the Fund's team approach when we hired John A. Heffern and Marshall T. Bassett. Individual team members have primary responsibility for specific sectors. We meet regularly to review the Fund's overall portfolio positioning. In my opinion, we cover the waterfront with greater depth than ever and are poised to utilize our team's diverse range of experience.

A New Benchmark
We now use the Russell 2000 Growth Index as our primary unmanaged benchmark rather than the NASDAQ Industrial Index. In our opinion, the Russell 2000 Growth Index more closely reflects the average market capitalization of stocks in your Fund's portfolio as well as the Fund's typical sector weightings. Index stocks fit Frank Russell Co.'s definition of small rapidly growing companies. We show your Fund's performance relative to these unmanaged indexes on pages 6 and 9.

                               1997 annual report                             4

A Consistent Discipline
Your Fund's management team remains committed to investing in emerging growth companies that we believe can profit from changing trends in society. We believe it is always imperative to carefully examine the health of each company we select for your Fund's portfolio, and it is especially important in a difficult market for small cap stocks. One measure we regularly use to evaluate capital appreciation potential is whether a company is selling at less than its growth rate, the same discipline the Fund has successfully employed for more than a decade.
        We strive to benefit from the early phases of a company's life cycle, a period that generally offers the greatest capital appreciation potential. We look for what we believe are good, high quality companies selling at attractive prices. As part of our research, we:

    *      use financial measures appropriate to each industry;
    * study a company's history, strategic focus and competitive environment; and,
    *      meet face-to-face with executives.

Strategic Positioning
Since June 1996, we've reduced the number of Fund holdings by 29% from 163 to 116 stocks. This has given our team the flexibility to more closely scrutinize each company's operations and prospects. Our sector allocation tends to parallel that of the Russell 2000 Growth Index.
        Compared to a year ago, your Fund has modestly increased its weighting in financial and industrial machinery stocks and substantially reduced its position in some consumer sectors we believe were overvalued. The Fund's weighting in technology stocks fluctuated in fiscal 1997 as we responded to rapidly changing market conditions.
        Our repositioning during fiscal 1997 led to an increase in your Fund's portfolio turnover rate to 115%, higher than a year ago and greater than the Fund's historical average. Going forward, I anticipate that, given normal market conditions, annual turnover will probably be in the 90% to 110% range, which would be modestly lower than the historical average for small cap growth funds, as measured by Morningstar. (See page 15 for Trend's historical turnover rates.)




We now cover the waterfront with greater depth than ever and are poised to utilize our team's diverse range of experience.

strategy

5                   1997 annual report


RESULTS BY SECTOR
Trend Fund vs. Russell 2000 Growth Index
-----------------------------------------------------------------------------------------------
July 1, 1996 to June 30, 1997

                                                                          Fund Position
                                                Russell 2000         Relative to Russell 2000
Industry Group              Trend Fund          Growth Index               Growth Index
-----------------------------------------------------------------------------------------------
Technology                   -13.80%              +6.90%              Slightly Overweight
Consumer Services             -8.27%              +2.32%              Twice that of Index
Healthcare                   -13.90%              -7.63%              Same as Index
Consumer Goods               +19.70%              +8.65%              Slightly Overweight
Business Services            +15.67%             +12.29%              Same as Index

Performance is based on prices of stock holdings and index components and does not include expenses.
The five sectors shown here represented 84% of Trend's holdings as of June 30, 1997. For complete Fund performance, see page 9.



        Overall, your team's focus will be on individual stock selection rather than trying to time the broad market. We will strive to keep the cash component of your Fund at less than 10% of net assets.

Technology: Investors' Love-Hate Relationship
Investors had a love-hate relationship with technology stocks during fiscal 1997. While we achieved some success with companies such as EMC Corp., an information storage device maker, we faced disappointments such as Inso Corp., a computer software maker and Komag Inc., which makes storage media for small, high capacity, high speed disc drives. Our results in the technology sector in fiscal 1997 were affected by investors' dislike of companies whose short term earnings were lower than expectations. We are cautiously optimistic that stocks in this sector will generally do well over the long term.
        In evaluating technology companies, we take a multi-year perspective and avoid investing in developing technologies whose prospects are highly speculative. Instead, we focus on well-managed businesses that stand to capitalize on technological change.
        For example, many companies need to address "the year 2000 problem" - the fact that many older computers won't easily adapt to a new millennium. While some mutual fund managers have been focusing on businesses with specific products to modify old systems, we believe many companies may simply buy new systems. We have positioned Trend Fund's portfolio accordingly.



growth



                               1997 annual report                             6

Good News: A Healthy Consumer Sector
A majority of our selections in consumer goods stocks performed well during the past year, partly as a result of a booming U.S. economy. We've increased our position in some of your Fund's long-time holdings such as General Nutrition Cos.(GNC), a retailer appealing to consumers who desire a healthy lifestyle. We've also added new names such as Journal Register Co., a newspaper publisher that went public this past spring. Its holdings include the New Haven (Conn.) Register and The Trentonian in New Jersey.
GNC has been in your Fund's portfolio for several years, and we believe it is a well-managed company that stands to benefit from the fact that vitamin usage is at a record high. According to a Gallup poll, 40% of U.S. adults take vitamins regularly, compared to just 33% five years ago. We're intrigued by the fact that GNC plans to double advertising spending by the year 2000 to capture market share.
        Within some consumer industries, your Fund had its share of bitter pills as well during fiscal 1997. For example, Wet Seal, the youth fashion retailer, saw a slowdown in sales during the Christmas selling season and its stock price suffered. We liquidated our position.

Healthcare Patience
Your Fund's performance in healthcare stocks was less than rewarding during the past year. Our largest holding as of June 30, 1997, was a business we also owned a year ago - American Oncology Resources. Based in Houston, the company manages the practices of physicians who treat cancer patients. Its share price declined substantially during July 1996 amid disappointing earnings. Nevertheless, we believed the company had strong expansion potential and we retained our position. American Oncology's share price has recovered in recent months and as of June 30 was one of our top 10 holdings.



Top Ten Holdings
June 30, 1997
-------------------------------------------------------------------------------------------------


Company                               Main Product or Service                Share of Net Assets
-------------------------------------------------------------------------------------------------
Republic Industries                   Auto rentals/Waste disposal                   2.8%
CUC International                     Consumer membership discounts                 2.3%
CapStar Hotel                         Operates hotels                               2.2%
General Nutrition Cos.                Vitamin retailing                             1.9%
Teleport Communications               Local telephone service provider              1.7%
EMC Corp.                             Information storage devices                   1.7%
Sunrise Assisted Living               Assisted living facilities                    1.6%
American Oncology Research            Cancer treatment management                   1.6%
Florida Panthers Holdings             Hockey team, resorts                          1.6%
Evergreen Media                       Radio broadcaster                             1.5%
-------------------------------------------------------------------------------------------------
Total                                                                               18.9%


7                   1997 annual report

        We had some success with pharmaceutical stocks. For example, Agouron Pharmaceuticals makes drugs to treat AIDs-related diseases and was the Fund's largest healthcare holding as of midyear. After the company's share price met our target, we sold our position early in the second half, and thus avoided a subsequent sharp price decline.

Business Services:
A Bright Spot
One of our more successful sectors during the year was business services. Corporations continue to outsource non-core tasks to cut costs, and we benefited from selecting small companies poised to fill this role. We did especially well in the aerospace industry with companies such as Kellstrom Industries, which refurbishes old jet engines for airliners.
        But outsourcing has its limits. One disappointment in this area was Individual Corp., which provides custom-tailored business data by repackaging published and electronic news. We sold our position after our analysis showed that potential customers were unwilling to pay extra for material that, in many cases, can be retrieved on one's own via the Internet, wire services, business periodicals and a direct search of public records.

Outlook
While small cap stocks have been showing signs of strength since the spring, it is difficult to predict when stocks of small companies might outperform those of large multinational businesses. The last such period - the early 1990s - was generally one of economic weakness for the U.S. economy, and we see no signs of a recession looming on the horizon. By our estimate, small cap stocks are selling at prices relative to large cap stocks below the midpoint of a historical range, suggesting that small cap companies are somewhat undervalued.
        Historically, 75% to 80% of your Fund's net assets have been invested in companies in four broad sectors - health care, business services, technology and consumer goods and services. These have been and, we believe, are likely to remain the most promising areas of economic growth as the U.S. approaches a new millennium.
        During 1997, I believe we have taken long-term steps to upgrade our stock selection capability while retaining our historic investment discipline. We've realigned responsibilities and brought a higher level of focus to your Fund's portfolio. In my opinion, these efforts have the potential to provide competitive results in the coming months.

Gerald S. Frey
Vice President and
Senior Portfolio Manager
August 8, 1997


By our estimate, small cap stocks, relative to large cap stocks, are selling at prices below the midpoint of a historical range, suggesting that small cap companies are somewhat undervalued.



outlook


                               1997 annual report                             8

Fund Performance



Trend Fund's
Long-Term Performance

Growth of a $10,000 Investment
Total Return July 1, 1987
through June 30, 1997


Trend Fund A Class ($38,798)
NASDAQ Industrial Index ($26,250)
Russell 2000 Growth Index ($23,576)





                                              NASDAQ            Russell 2000
                     Trend Fund A        Industrial Index       Growth Index
                     ------------        ----------------       ------------

June '87               $ 9,530               $10,000               $10,000
June '88               $ 8,495               $ 9,130               $ 8,912
June '89               $11,832               $ 9,357               $ 9,827
June '90               $11,832               $11,073               $10,684
June '91               $12,874               $11,696               $10,746
June '92               $16,647               $13,350               $11,656
June '93               $22,514               $16,189               $14,040
June '94               $22,647               $15,851               $14,164
June '95               $28,172               $19,644               $17,832
June '96               $38,182               $24,645               $22,555
June '97               $38,798               $26,250               $23,576



For the 10-year period ended June 30, 1997, Trend Fund outperformed two unmanaged benchmarks of the small cap stock market. The Russell 2000 Growth Index is the Fund's primary benchmark. (See page 4 for more information.)


Performance shown above reflects a 4.75% front-end sales charge and reinvestment of distributions. Returns for other classes will differ due to different charges and expenses. Past performance does not guarantee future returns.

TREND FUND PERFORMANCE
Average Annual Return Through June 30, 1997

---------------------------------------------------------------------------------------------------------------
                                               Lifetime         Ten Years        Five Years          One Year
---------------------------------------------------------------------------------------------------------------
Class A (Est. 10/3/68)
    Excluding sales charge                     +9.31%            +15.08%           +18.45%          +1.67%
    Including sales charge                     +9.12%            +14.52%           +17.30%          -3.16%
---------------------------------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
    Excluding sales charge                    +17.77%                                               +0.96%
    Including sales charge                    +16.97%                                               -2.70%
---------------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
    Excluding sales charge                    +12.63%                                               +0.95%
    Including sales charge                    +12.63%                                               +0.03%
----------------------------------------------------------------------------------------------------------------


Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. B and C Class results "excluding sales charge" assume investment was not redeemed.

Class A shares have a 4.75% front-end sales charge and a 12b-1 fee implemented on June 1, 1992.

Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, ten-year, five-year and one-year periods ended June 30, 1997, for Trend Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were ,+9.35%, +15.21%, +18.72% and +1.94%. The Institutional Class was initially made available November 9, 1992; performance prior to that date was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge in effect since June 1, 1992.


9                   1997 annual report

Financial Statements
Delaware Group Trend Fund, Inc.
Statement of Net Assets / June 30, 1997
--------------------------------------------------------------------------------
                                                          Number         Market
                                                        of Shares        Value
                                                        ------------------------
 COMMON STOCK - 91.45%
 Aerospace & Defense - 1.79%
 AAR ..............................................       202,100    $ 6,530,356
*Kellstrom Industries .............................       285,300      4,493,475
                                                                     -----------
                                                                      11,023,831
                                                                     -----------
 Banking, Finance & Insurance - 2.37%
*Long Beach Financial .............................        72,300        632,625
 Medallion Financial ..............................       244,100      4,622,644
 Ocwen Asset Investment ...........................       293,600      5,927,050
 Security Capital Pacific Trust ...................       149,600      3,422,100
                                                                     -----------
                                                                      14,604,419
                                                                     -----------
 Buildings & Materials - 0.48%
*Comfort Systems USA ..............................       188,200      2,940,625
                                                                     -----------
                                                                       2,940,625
                                                                     -----------
 Cable, Media, & Publishing -  5.94%
*Evergreen Media Class A ..........................       215,800      9,616,587
*Gemstar International Group ......................       161,400      2,995,988
*HSN ..............................................       288,304      9,027,519
*Hollywood Entertainment ..........................       199,100      4,579,300
*Journal Register .................................       195,500      3,885,563
*Metro Networks ...................................        95,600      2,330,250
*Norwood Promotional Products .....................       284,700      4,128,150
                                                                     -----------
                                                                      36,563,357
                                                                     -----------
 Computers & Technology - 12.46%
*Activision .......................................       203,918      2,931,321
*Aspect Development ...............................       170,400      4,435,725
*Black Box ........................................       111,400      4,480,369
*Checkfree ........................................       348,300      6,127,903
*Credit Management Solutions ......................       230,000      2,961,250
*EMC ..............................................       267,200     10,420,800
*GTECH Holdings ...................................       206,200      6,649,950
*INSO .............................................       165,700      3,443,453
*Komag ............................................       328,300      5,386,172
*NOVA .............................................       201,300      5,221,219
*PLATINUM Technology ..............................       576,132      7,705,765
*PSW Technologies .................................       129,000      1,539,938
*Peerless Systems .................................       411,500      5,761,000
*Puma Technology ..................................       173,300      1,462,219
*Veritas Software .................................       161,600      8,100,200
                                                                     -----------
                                                                      76,627,284
                                                                     -----------
 Consumer Products - 0.82%
*Home Products International ......................       102,200      1,015,613
*Racing Champions .................................       222,100      3,428,669
*Zag Industries ...................................        57,800        587,031
                                                                     -----------
                                                                       5,031,313
                                                                     -----------
 Electronics & Electrical - 8.40%
*Aavid Thermal Technologies ........................       137,900     2,818,331

                                                          Number         Market
                                                        of Shares        Value
                                                        ------------------------
COMMON STOCK (Continued)
Electronics & Electrical (Continued)
*Cypress Semiconductor .............................       543,600   $ 7,882,200
*ITI Technologies ..................................       198,800     4,559,975
*KLA Instruments ...................................        92,700     4,522,022
*Micrel ............................................        48,800     2,476,600
*P-COM .............................................       268,800     8,836,800
 Pittston Brink's Group ............................       237,600     7,128,000
*Protection One ....................................       324,200     4,396,963
*Sipex .............................................       253,500     9,030,938
                                                                     -----------
                                                                      51,651,829
                                                                     -----------
 Energy - 2.97%
*Patterson Energy ..................................       194,800     8,814,700
*Precision Drilling ................................       195,100     9,437,963
                                                                     -----------
                                                                      18,252,663
                                                                     -----------
 Environmental Services - 4.74%
*Republic Industries ...............................       721,033    17,485,045
*Superior Services .................................       178,500     4,205,906
*Tetra Technologies ................................       105,700     2,503,769
*Veritas DGC .......................................       203,400     4,627,350
*Waste Industries ..................................        19,500       344,906
                                                                     -----------
                                                                      29,166,976
                                                                     -----------
 Food, Beverage & Tobacco - 0.62%
*Cheesecake Factory ................................         6,600       138,600
*United Natural Foods ..............................       177,200     3,665,825
                                                                     -----------
                                                                       3,804,425
                                                                     -----------
Healthcare & Pharmaceuticals - 12.94%
 ADAC Laboratories .................................       172,200     4,068,225
*Alternative Living Services .......................       187,400     4,204,788
*American Oncology Resources .......................       590,600     9,929,463
*ArQule ............................................       135,600     2,339,100
*Ariad Pharmaceuticals .............................       393,900     2,511,113
*Capstone Pharmacy .................................       537,600     5,829,600
*Cerus .............................................       203,000     1,852,375
*DUSA Pharmaceuticals ..............................       311,200     1,925,550
*DepoTech ..........................................       237,200     3,217,025
*FPA Medical Management ............................       220,000     5,211,250
*Guilford Pharmaceuticals ..........................       309,000     7,570,500
*Medical Resources .................................        48,400       804,650
*Physician Sales and Service .......................       247,000     4,700,719
*PMR ...............................................       160,300     3,787,088
*Renal Care Group ..................................       143,900     6,007,825
*Res-Care ..........................................        73,000     1,382,438
*Sunrise Assisted Living ...........................       285,300    10,021,163
*Vertex Pharmaceuticals ............................       110,900     4,228,063
                                                                     -----------
                                                                      79,590,935
                                                                     -----------
 Industrial Machinery - 3.76%
*Central Sprinkler .............................         209,900       5,588,588
*PRI Automation ................................         189,800       7,200,538
*Spinnaker Industries Common ...................         164,428       4,850,626

-------------------
Top 10 Holdings, representing 18.99% of the net assets are in bold face.


                               1997 annual report                             10

                                                          Number         Market
                                                        of Shares        Value
                                                        ------------------------
COMMON STOCK (Continued)
Industrial Machinery (Continued)
*Spinnaker Industries Class A ..................         164,428     $ 5,508,338
                                                                     -----------
                                                                      23,148,090
                                                                     -----------
 Leisure, Lodging, & Entertainment - 9.36%
*Ascent Entertainment Group ....................         389,000       3,610,406
*CapStar Hotel .................................         417,500      13,360,000
*Dave & Buster's ...............................          60,400       1,623,250
*Equity Marketing ..............................         260,500       6,252,000
*Extended Stay America .........................         869,979      13,702,166
*Florida Panthers ..............................         409,000       9,867,125
*Mirage Resorts ................................         182,200       4,600,550
*Morton's Restaurant Group .....................         226,000       4,491,750
*Teardrop Golf .................................          21,300          78,544
                                                                     -----------
                                                                      57,585,791
                                                                     -----------
 Metals & Mining - 0.37%
*Kaynar Technologies ...........................         123,200       2,263,800
                                                                     -----------
                                                                       2,263,800
                                                                     -----------
 Packaging & Containers - 1.29%
*Silgan Holdings ...............................         204,700       7,919,331
                                                                     -----------
                                                                       7,919,331
                                                                     -----------
 Real Estate - 0.25%
*CWM Mortgage Holdings .........................          63,600       1,522,425
                                                                     -----------
                                                                       1,522,425
                                                                     -----------
 Retail - 9.60%
*Amazon.com ....................................         137,100       2,557,772
*Cost Plus .....................................         285,000       7,374,375
 Duty Free International .......................         387,400       7,263,750
*Eagle Hardware & Garden .......................         302,600       6,912,519
*General Nutrition .............................         418,400      11,689,050
*Linens N Things ...............................         112,700       3,338,738
*Piercing Pagoda ...............................         184,900       4,622,500
 Schultz Sav-O Stores ..........................         412,900       7,458,006
*Staples .......................................         202,600       4,697,787
*Wilmar Industries .............................         128,600       3,174,813
                                                                     -----------
                                                                      59,089,310
                                                                     -----------
 Telecommunications - 4.34%
*IntelCom Group ................................         212,900       4,085,019
*Powerwave Technologies ........................          52,500       1,181,250
*PageMart Wireless .............................         466,500       3,994,406
*PairGain Technologies .........................          96,600       1,500,319
*Telco Systems .................................         444,000       3,912,750
*Teleport Communications Group .................         312,300      10,637,719
*Yurie Systems .................................          82,000       1,396,562
                                                                     -----------
                                                                      26,708,025
                                                                     -----------

                                                          Number         Market
                                                        of Shares        Value
                                                        ------------------------
COMMON STOCK (Continued)
Textiles, Apparel, & Furniture - 0.95%
*Cyrk ............................................         39,100   $    454,538
*Quicksilver .....................................         98,400      3,136,500
*Sport-Haley .....................................        132,500      2,235,938
                                                                    ------------
                                                                       5,826,976
                                                                    ------------
 Transportation & Shipping - 0.47%
*Midwest Express Holdings ........................        106,500      2,915,438
                                                                    ------------
                                                                       2,915,438
                                                                    ------------
 Utilities - 1.55%
*AES .............................................        100,775      7,129,831
*York Research ...................................        311,400      2,393,888
                                                                    ------------
                                                                       9,523,719
                                                                    ------------
 Miscellaneous - 5.98%
*AHL Services ....................................        134,500      2,059,531
*CUC International ...............................        535,211     13,815,122
*Catalina Marketing ..............................         76,100      3,662,313
*NFO Research ....................................        208,575      5,318,663
 Norrell .........................................        210,800      6,956,400
*Pierce Leahy ....................................         66,000      1,188,000
*RCM Technologies ................................         91,600        978,975
*TeleSpectrum Worldwide ..........................        397,100      2,804,519
                                                                    ------------
                                                                      36,783,523
                                                                    ------------
 Total Common Stock (cost $441,374,166) ..........                  $562,544,085
                                                                    ------------

                                                      Principal
                                                       Amount
REPURCHASE AGREEMENTS - 11.08%
With Chase Manhattan Bank 5.80% 7/1/97
 (dated 6/30/97, collateralized by
 $23,235,000 U.S. Treasury Notes 5.375%
 due 11/30/97, market value $23,311,634) .......     $22,833,000     $22,833,000
With PaineWebber 5.80% 7/1/97 (dated
 6/30/97, collateralized by $22,809,000
 U.S. Treasury Notes 5.75% due 9/30/97,
 market value $23,145,383) .....................      22,683,000      22,683,000
With J.P. Morgan Securities 5.95% 7/1/97
 (dated 6/30/97, collateralized by
 $22,683,000 U.S. Treasury Notes
 6.125% due 7/31/00, market value
 $23,166,474)  .................................      22,683,000      22,683,000
                                                                     -----------
Total Repurchase Agreements
 (cost $68,199,000)  ...........................                      68,199,000
                                                                     -----------
11                   1997 annual report

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES OWNED -
 (cost $509,573,166) 102.53% ................................      $630,743,085
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (2.53%) ...       (15,590,793)
                                                                   -------------
NET ASSETS APPLICABLE TO 36,747,827 SHARES
 ($.50 par value) OUTSTANDING - 100% ........................      $615,152,292
                                                                   =============

NET ASSET VALUE - TREND FUND A CLASS
 ($428,309,378 / 25,594,010 shares)  ........................            $16.73
                                                                   =============
NET ASSET VALUE - TREND FUND B CLASS
 ($55,047,035 / 3,362,432 shares)  ..........................            $16.37
                                                                   =============
NET ASSET VALUE - TREND FUND C CLASS
 ($11,477,196 / 693,944 shares)  ............................            $16.54
                                                                   =============
NET ASSET VALUE - TREND FUND INSTITUTIONAL CLASS
 ($120,318,683 / 7,097,441 shares)  .........................            $16.95
                                                                   =============
---------------
*Non-income producing securities for the year ended 6/30/97

COMPONENTS OF NET ASSETS AT JUNE 30, 1997:
Common stock, $.50 par value, 500,000,000
 shares authorized to the Fund with 125,000,000
 shares allocated ...........................................      $454,848,929
Accumulated net realized gain on investments ................        39,133,444
Net unrealized appreciation of investments ..................       121,169,919
                                                                   -------------
Total net assets ............................................      $615,152,292
                                                                   =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 A CLASS TREND FUND
Net asset value A Class (A) .................................            $16.73
Sales Charge (4.75% of offering price or 4.96%, of the amount
 invested per share) (B) ....................................              0.83
                                                                   -------------
Offering price ..............................................            $17.56
                                                                   =============
---------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

Delaware Group Trend Fund, Inc.
Statement of Operations
Year Ended June 30, 1997
-----------------------------------------------------------------------------
INVESTMENT INCOME:
Interest .....................................   $  3,172,772
Dividends ....................................      2,443,512    $  5,616,284
                                                 ------------

EXPENSES:
Management fees ..............................      4,865,223
Distribution expense .........................      1,771,092
Dividend disbursing and transfer agent fees
 and expenses ................................      1,423,639
Accounting fees and salaries..................        237,684
Reports and statements to shareholders .......        193,901
Registration fees ............................        107,867
Professional fees ............................         37,421
Taxes (other than taxes on income) ...........         27,717
Directors' fees ..............................         18,130
Custodian fees ...............................         14,668
Other ........................................         75,666
                                                 ------------
                                                                    8,773,008
                                                                 ------------
NET INVESTMENT LOSS ..........................                     (3,156,724)

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain from investment transactions                     48,355,873
Net change in unrealized appreciation
 on investments ..............................                    (38,283,267)
                                                                 ------------

NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS ..............................                     10,072,606
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS .............................                   $  6,915,882
                                                                 ============


                               1997 annual report                             12

Delaware Group Trend Fund, Inc.
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                    Year Ended      Year Ended
                                                     06/30/97        06/30/96
                                                  -----------------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment loss ............................  $  (3,156,724)  $  (3,923,736)
Net realized gain from investment transactions .     48,355,873      69,081,802
Net change in unrealized appreciation ..........    (38,283,267)     88,249,218
                                                  -------------   -------------
Net increase in net assets resulting
 from operations ...............................      6,915,882     153,407,284
                                                  -------------   -------------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net realized gain from investment transactions:
 Trend Fund A Class ............................    (39,963,160)    (20,793,378)
 Trend Fund B Class ............................     (3,093,202)       (501,207)
 Trend Fund C Class ............................       (553,950)             (1)
 Trend Fund Institutional Class ................    (11,579,487)     (3,884,806)
                                                  -------------   -------------
                                                    (55,189,799)    (25,179,392)
                                                  -------------   -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Trend Fund A Class ............................    827,810,264     370,792,059
 Trend Fund B Class ............................     31,657,228      28,458,862
 Trend Fund C Class ............................     10,068,458       6,737,178
 Trend Fund Institutional Class ................     68,208,309     112,722,496
Net asset value of shares issued upon
 reinvestment of distributions from realized
 gain on investment transactions:
 Trend Fund A Class ............................     37,772,429      18,929,896
 Trend Fund B Class ............................      2,938,833         454,494
 Trend Fund C Class ............................        538,254               1
 Trend Fund Institutional Class ................     10,448,339       3,296,199
                                                  -------------   -------------
                                                    989,442,114     541,391,185
                                                  -------------   -------------

                                                 Year Ended          Year Ended
                                                  06/30/97            06/30/96
                                                 ------------------------------

Cost of shares repurchased:
    Trend Fund A Class ...................      (899,972,498)      (309,975,910)
    Trend Fund B Class ...................       (12,647,535)        (2,941,394)
    Trend Fund C Class ...................        (5,261,927)          (761,331)
    Trend Fund Institutional Class .......       (97,466,112)       (46,152,789)
                                             ---------------    ---------------
                                              (1,015,348,072)      (359,831,424)
                                             ---------------    ---------------
Increase (decrease) in net assets derived
    from capital share transactions ......       (25,905,958)       181,559,761
                                             ---------------    ---------------

NET INCREASE (DECREASE) IN NET ASSETS ....       (74,179,875)       309,787,653

NET ASSETS:
Beginning of year ........................       689,332,167        379,544,514
                                             ---------------    ---------------
End of year ..............................   $   615,152,292    $   689,332,167
                                             ===============    ===============

                             See accompanying notes




13                   1997 annual report

Delaware Group Trend Fund, Inc.
Financial Highlights
June 30, 1997
--------------------------------------------------------------------------------
      Selected data for each share of the Fund outstanding throughout each period was as follows:



                                                                                                Trend Fund Class A
                                                                        ----------------------------------------------------------
                                                                                                  Year Ended
                                                                         6/30/97       6/30/96     6/30/95     6/30/94    6/30/93

Net asset value, beginning of period..................................   $18.160       $14.210     $12.210     $13.980     $11.380

Income from investment operations
    Net investment loss(1)............................................    (0.075)       (0.127)     (0.074)     (0.042)     (0.004)
    Net realized and unrealized gain from investments.................     0.155         4.977       2.864       0.212       3.754
                                                                         -------      --------    --------    --------    --------
    Net increase (decrease) in net assets from investment operations       0.080         4.850       2.790       0.170       3.750
                                                                         -------      --------    --------    --------    --------
Less dividends and distributions:
    Distributions from net realized gain on investment transactions       (1.510)       (0.900)     (0.790)     (1.940)     (1.150)
                                                                         -------      --------    --------    --------    --------
    Total dividends and distributions.................................    (1.510)       (0.900)     (0.790)     (1.940)     (1.150)
                                                                         -------      --------    --------    --------    --------
Net asset value, end of period........................................   $16.730       $18.160     $14.210     $12.210     $13.980
                                                                         =======      ========    ========    ========    ========

Total Return(2).......................................................     1.67%        35.53%      24.40%       0.59%      35.24%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)...........................  $428,309      $497,188    $318,933    $253,964    $219,826
    Ratio of expenses to average net assets...........................     1.34%         1.31%       1.36%       1.37%       1.33%
    Ratio of net investment loss to average net assets................    (0.47%)       (0.79%)     (0.58%)     (0.72%)     (0.61%)
    Portfolio turnover................................................      115%           90%         64%         67%         75%
    Average commission rate paid(3)...................................   $0.0594       $0.0557         N/A         N/A         N/A

------------------

1 Years ended 1995, 1996 and 1997 per share information was based on the average shares outstanding method.
2 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.
3 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                               1997 annual report                             14

--------------------------------------------------------------------------------
         Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                       Trend Fund Class B           Trend Fund Class C
                                               ----------------------------------------------------------
                                                                       Period                  Period
                                                 Year        Year    9/6/94(4)      Year     11/29/95(4)
                                                Ended       Ended        to         Ended       to
                                               6/30/97     6/30/96    6/30/95      6/30/97    6/30/96
                                               -------     -------    -------      -------    -------
Net asset value, beginning of period ......... $17.920     $14.130    $12.110      $18.090    $15.460

Income from investment operations:
    Net investment loss(1)  ..................  (0.189)     (0.248)    (0.142)      (0.197)    (0.253)
    Net realized and unrealized gain
     from investments ........................   0.149       4.938      2.162        0.157      3.233
                                               -------     -------    -------      -------    -------
    Net increase (decrease) in net assets from
     investment operations ...................  (0.040)      4.690      2.020       (0.040)     2.980
                                               -------     -------    -------      -------    -------

Less dividends and distributions:
    Distributions from net realized gain on
     investment transactions .................  (1.510)    (0.900)      --          (1.510)    (0.350)
                                               -------     -------    -------      -------    -------
    Total dividends and distributions ........  (1.510)    (0.900)      --          (1.510)    (0.350)
                                               -------     -------    -------      -------    -------
Net asset value, end of period ............... $16.370    $17.920     $14.130      $16.540    $18.090
                                               =======    =======     =======      =======    =======

Total Return(2)  .............................   0.96%     34.55%      16.68%        0.95%     19.66%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) .. $55,047    $35,090      $5,175      $11,477     $6,359
    Ratio of expenses to average net assets ..   2.09%      2.06%       2.12%        2.09%      2.06%
    Ratio of net investment income to
      average net assets .....................  (1.25%)    (1.54%)     (1.34%)      (1.28%)    (1.54%)
    Portfolio turnover .......................    115%        90%         64%         115%        90%
    Average commission rate paid(3) .......... $0.0594    $0.0557         N/A      $0.0594     $0.0557




                                                             Trend Fund Institutional Class
                                                -----------------------------------------------------
                                                                                            Period
                                                     Year       Year      Year      Year   11/23/9(4)
                                                    Ended      Ended     Ended      Ended      to
                                                   6/30/97    6/30/96   6/30/95    6/30/94   6/30/93
                                                   -------    -------   -------    -------   -------
Net asset value, beginning of period .........     $18.330    $14.300   $12.250    $13.990   $12.760

Income from investment operations:
    Net investment loss(1)  ..................      (0.034)    (0.087)   (0.044)    (0.002)   (0.035)
    Net realized and unrealized gain
     from investments ........................       0.164      5.017     2.884      0.202     1.615
                                                   -------    -------   -------    -------   -------
    Net increase (decrease) in net assets from
     investment operations ...................       0.130      4.930     2.840      0.200     1.580
                                                   -------    -------   -------    -------   -------

Less dividends and distributions:
    Distributions from net realized gain on
     investment transactions .................      (1.510)    (0.900)   (0.790)    (1.940)  (0.350)
                                                   -------    -------   -------    -------   -------
    Total dividends and distributions ........      (1.510)    (0.900)   (0.790)    (1.940)   (0.350)
                                                   -------    -------   -------    -------   -------
Net asset value, end of period ...............     $16.950    $18.330   $14.300    $12.250   $13.990
                                                   =======    =======   =======    =======   =======

Total Return(2)  .............................       1.94%     35.88%    24.74%      0.83%    21.69%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ..    $120,319   $150,695   $55,437    $13,499    $2,237
    Ratio of expenses to average net assets ..       1.08%      1.06%     1.12%      1.15%     1.21%
    Ratio of net investment income to
      average net assets .....................      (0.21%)    (0.54%)   (0.34%)   (0.50%)   (0.49%)
    Portfolio turnover .......................        115%        90%       64%        67%       75%
    Average commission rate paid(3) ..........     $0.0594    $0.0557       N/A        N/A       N/A


------------------
1 Years ended 1995, 1996 and 1997 per share information was based on the average shares outstanding method.
2 Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.
3 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
4 Date of initial public offering. Ratios have been annualized and total returns have not been annualized for Trend Fund B Class and Trend Fund C Class. Ratios and total return have been annualized for Trend Fund Institutional Class.

15                   1997 annual report

Delaware Group Trend Fund, Inc.
Notes to Financial Statements
June 30, 1997
--------------------------------------------------------------------------------
Delaware Group Trend Fund, Inc. (The "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Trend Fund A Class carries a front-end sales charge of 4.75%. The Trend Fund B Class carries a back-end deferred sales charge. Trend Fund C Class carries a level load deferred sales charge and Trend Fund Institutional Class has no sales charge. The Fund's objective is to seek to achieve capital appreciation by investing in securities of emerging and other growth-oriented companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, semi-annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

The Fund declared distributions from net realized gains from security transactions in the amount of $1.26, per share payable on August 7, 1997 to shareholders of record as of July 30, 1997. The ex-dividend date was July 31, 1997.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC) the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the average daily net assets of the Fund less the fees paid to the unaffiliated directors.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. Effective August 19, 1996, the Fund also engaged DSC to provide accounting services for the Fund. Previously, fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the statement of operations. For the year ended June 30, 1997, the Fund expensed $1,423,639 for dividend disbursing and transfer agent services and $158,691 for accounting services. At June 30, 1997, the Fund had a liability for such fees and other expenses payable to DSC of $45,437.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. For the year ended June 30, 1997, DDLP earned $265,831 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended June 30, 1997, the Fund made purchases of $679,724,031 and sales of $729,293,994 of investment securities other than U.S. government securities and temporary cash investments.

At June 30, 1997, the aggregate cost of securities for federal income tax purposes was $509,801,506.

At June 30, 1997, unrealized appreciation for federal income tax purposes aggregated $120,941,579 of which $148,298,736 related to unrealized appreciation of securities and $27,357,157 related to unrealized depreciation of securities.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities, if any, have been denoted in the Statement of Net Assets.

                               1997 annual report                             16

--------------------------------------------------------------------------------
4. Capital Stock

Transactions in capital stock were as follows:

                                                Year Ended     Year Ended
                                                 6/30/97         6/30/96
Shares sold:
 Trend Fund A Class ........................    52,474,941     22,551,524
 Trend Fund B Class ........................     2,031,645      1,747,498
 Trend Fund C Class ........................       640,838        399,723
 Trend Fund Institutional Class ............     4,266,348      6,955,622

Shares issued upon reinvestment of dividends
 from distributions and net realized gains
 from investment transactions:
 Trend Fund A Class ........................     2,590,704      1,253,631
 Trend Fund B Class ........................       204,653         28,228
 Trend Fund C Class ........................        37,095           --
 Trend Institutional Class .................       708,843        216,362
                                               -----------    -----------
                                                62,955,067     33,152,588
Shares repurchased:
 Trend Fund A Class ........................   (56,846,419)   (18,873,878)
 Trend Fund B Class ........................      (831,622)      (184,109)
 Trend Fund C Class ........................      (335,440)       (48,272)
 Trend Institutional Class .................    (6,097,893)    (2,827,946)
                                               -----------    -----------
                                               (64,111,374)   (21,934,205)
                                               -----------    -----------

Net Increase (decrease)  ...................    (1,156,307)    11,218,383
                                               -----------    -----------


5. Lines of Credit
    The Fund has a committed line of credit for $24 million. No amount was outstanding at June 30, 1997, or at any time during the fiscal year.



17                   1997 annual report

Delaware Group Trend Fund, Inc.
Report of Independent Auditors
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Delaware Group Trend Fund, Inc.

We have audited the accompanying statement of net assets of Delaware Group Trend Fund, Inc. (the "Fund") as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1997, by correspond ence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Trend Fund, Inc. at June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                               /S/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 1, 1997




                               1997 annual report                             18

DELAWARE GROUP OF FUNDS

For Growth of Capital
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund

For Total Return
Quantum Fund
Blue Chip Fund
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

For International Diversification
Emerging Markets Fund
New Pacific Fund
World Growth Fund
International Equity Fund
Global Assets Fund
Global Bond Fund

For Current Income
Delchester Fund
Strategic Income Fund
U.S. Government Fund
Delaware-Voyageur
  U.S. Government
  Securities Fund
Limited-Term Government Fund


For Tax-Exempt Current Income
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Exempt Funds*



Money Market Funds
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

* Available for the following states: AZ, CA, CO, FL, ID, IA, KS, MN, MO, ND, NJ, NM, NY, OH, OR, PA, UT, WA, WI. Insured and intermediate bond funds are available in selected states.



funds




Complete information on any Delaware Group fund can be found in each fund's current prospectus. Prospectuses for all Delaware Group funds are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

This annual report is for the information of Trend Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Trend Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

Wayne A. Stork
Chairman, President and Chief Executive Officer Delaware Group of Funds Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
City Councilman
Philadelphia, PA

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

George M. Chamberlain, Jr.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

David K. Downes
Senior Vice President, Chief Financial Officer and
Chief Administrative Officer
Delaware Group of Funds
Philadelphia, PA

Bruce D. Barton
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

directors & officers
------------------------------------------------------------------------------
Investment Manager
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

This report must be preceded or accompanied by a current Trend Fund prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.




(PHOTO OF GLOBES)



For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions Representatives Only
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.



DELAWARE
GROUP
--------
Philadelphia * London






Printed in the USA on
recycled paper

(119)
AR-003[6/97]TKO8/97


(c) Delaware Distributors, L.P.